EXHIBIT 1

         The undersigned hereby agree that this Amendment to the Schedule 13D filed by us with respect to the Common Stock of Continucare Corporation is filed on behalf of each of us.


                                     /s/ Phillip Frost, M.D.
Date: September 16, 1998             -------------------------------------------
                                         Phillip Frost, M.D.


                                         FROST-NEVADA, LIMITED PARTNERSHIP


                                         *
Date: September 16, 1998                 ---------------------------------------
                                         David H. Moskowitz
                                         President of Frost-Nevada Corporation,
                                         General Partner


                                         FROST-NEVADA CORPORATION


                                         *
Date: September 16, 1998                 ---------------------------------------
                                         David H. Moskowitz
                                         President



*By/s/ Phillip Frost, M.D.
   ------------------------------
       Phillip Frost, M.D.
       (Attorney-in-fact pursuant
        to Power of Attorney)